SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                October 18, 2010
                Date of Report (Date of Earliest event reported)


                               GLOBAL NUTECH, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-149857                 26-0338889
(State or other Jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (714) 373-1930

                                      N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (a) (1) (i)  Effective October 18, 2010, Rene Ponce resigned as a
                  Director.

            (ii)  Not applicable.

            (iii) There was no disagreement between Mr. Ponce and the
                  Company. He resigned due health reasons, but remains Chief Financial Officer of the Company.

         (2)  Not applicable.

     (b) Effective October 18, 2010, E.G. Marchi resigned as Secretary, but he remains as President and a Director.

     (c) (1) Effective October 18, 2010, Sean Stanowski was elected a Director and Secretary.

     (2) Sean Stanowski, 31, Director and Secretary. Following graduation from the United States Naval Academy in 2001, Mr. Stanowski served on active duty in the United States Navy in various capacities. From June 2001 through December 2001, he served as a coach in the Physical Education Department at the Naval Academy. From January 2002 through June 2004, he was a Student Naval Aviator and earned his Wings in the E-2C Hawkeye. Beginning in July 2004, he began his duty aboard the U.S.S. Harry Truman (CVN-75), serving in the Operations Department from July 2004 until April 2005 and, thereafter, was assigned to the Administration Department until he left active duty as a Lieutenant in September 2006. He remains a Lieutenant in the U.S. Naval Reserve. Mr. Stanowski trained and then served as a Police Officer with the Fresno (CA) Police Department from April 2007 until January 2009. From October 2008 through December 2009, he was Vice President - Sales and Marketing for American Bio-Clean Corp. He joined the Company in January 2010 as a Business Development Consultant and was named a Director and Secretary in October 2010.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2010               GLOBAL NUTECH, INC.


                                     By: /s/ E. G. Marchi
                                         ---------------------------------------
                                     Name:  E. G. Marchi
                                     Title: President


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